UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2022

Coupa Software Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37901	20-4429448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

(650) 931-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COUP	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 12, 2022, Coupa Software Incorporated (“Coupa” or the “Company”) announced the execution of an Agreement and Plan of Merger, dated as of December 11, 2022, by and among the Company, Project CS Parent, LLC, a Delaware limited liability company (“Parent”), and Project CS Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P., an investment fund managed by Thoma Bravo, L.P. A copy of the Company’s press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 12, 2022, representatives of the Company will present information about the proposed transaction to various investors of the Company. The presentation will include the slides attached hereto as Exhibit 99.2 and incorporated by reference herein.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This publication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this publication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this publication and information contained in this publication should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in accordance with the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022 and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2022

99.2	Investor Presentation, dated December 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022

COUPA SOFTWARE INCORPORATED

By:	/s/ Anthony Tiscornia
Name:	Anthony Tiscornia
Title:	Chief Financial Officer (Principal Financial Officer)